                                                                      EX-99.CERT

                            CERTIFICATION PURSUANT TO
                  SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Robert A. Crowley, certify that:

1.   I have reviewed this report on Form N-CSR of The Crowley  Portfolio  Group,
     Inc.;

2.   Based on my knowledge, this report does not contain any untrue statement of a material  fact or omit to state a  material  fact  necessary  to make the statements made, in light of the circumstances  under which such statements were made,  not  misleading  with  respect  to the  period  covered by this report;

3.   Based on my  knowledge,  the  financial  statements,  and  other  financial information  included  in  this  report,  fairly  present  in all  material respects the financial  condition,  results of  operations,  changes in net assets, and cash flows (if the financial statements are required to include a statement  of cash flows) of the  registrant  as of, and for, the periods presented in this report;

4.   The  registrant's  other  certifying  officers  and I are  responsible  for establishing and maintaining disclosure controls and procedures (as defined in  Rule  30a-3(c)  under  the  Investment  Company  Act of  1940)  for the registrant and have:

     (a)  Designed  such  disclosure  controls  and  procedures,  or caused such
          disclosure   controls  and   procedures  to  be  designed   under  our
          supervision,  to ensure  that  material  information  relating  to the registrant,  including its consolidated subsidiaries, is made known to us by others within those entities,  particularly during the period in which this report is being prepared;

     (b)  [Omitted.  Not required  until first annual report filed on Form N-CSR for a fiscal year ending on or after November 15, 2004.]

     (c)  Evaluated the  effectiveness of the registrant's  disclosure  controls and procedures and presented in this report our conclusions  about the effectiveness of the disclosure controls and procedures,  as of a date within 90 days  prior to the filing  date of the report  based on such evaluation; and

     (d)  Disclosed  in this  report  any  change in the  registrant's  internal control over financial  reporting that occurred during the registrants most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially  affected,  or is reasonable  likely to materially  affect,  the  registrant's  internal control over financial reporting; and

5.   The  registrant's  other  certifying  officers and I have  disclosed to the registrant's  auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

     (a)  All significant  deficiencies and material weaknesses in the design or operation  of internal  control  over  financial  reporting  which are reasonably  likely to  adversely  affect the  registrant's  ability to record, process, summarize, and report financial information; and

     (b)  Any fraud, whether or not material,  that involves management or other employees who have a  significant  role in the  registrant's  internal control over financial reporting.

Date:             July 28, 2004

By:               /s/Robert A. Crowley
Name:             Robert A. Crowley
Title:            President (Principal Executive Officer)